UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1 )

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SM Energy Company
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1775 Sherman Street, Suite 1200
Denver, Colorado 80203

AMENDMENT NO. 1
TO OUR PROXY STATEMENT FOR OUR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
WEDNESDAY, MAY 27, 2020

April 28, 2020

This Amendment No. 1 (this “Amendment”) amends the proxy statement of SM Energy Company (the “Company”) dated April 17, 2020 (the “Proxy Statement”). This Amendment does not change the proposals to be acted on at the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), or the recommendations of the board of directors of the Company (the “Board”) in relation thereto, which are described in the Proxy Statement.

The purpose of this Amendment is to (i) amend and restate the last paragraph under the heading “Voting Requirements; Vote Treatment” on Page 69 of the Proxy Statement to clarify the votes required with respect to Proposal 4; (ii) to provide notice regarding certain compensation changes for our Named Executive Officers; and (iii) amend and restate the section under the heading “Stockholder Proposals for the 2021 Annual Meeting of Stockholders” on Page 71 of the Proxy Statement to update certain dates related to stockholder proposals for our 2021 Annual Meeting of Stockholders.

Voting Requirements; Vote Treatment

The last paragraph under the heading “Voting Requirements; Vote Treatment” on Page 69 of the Proxy Statement misstated that the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the amendment to our Restated Certificate of Incorporation to authorize the Reverse Stock Split and a proportionate reduction in the number of authorized shares of our common stock. The proposal instead requires the affirmative vote of the holders of a majority of the shares outstanding, and abstentions and broker non-votes will have the same effect on this proposal as a vote against it. The last paragraph under the heading “Voting Requirements; Vote Treatment” on Page 69 of the Proxy Statement is hereby amended and restated in its entirety as follows:

•Proposal 4 (Approval of an amendment to our Restated Certificate of Incorporation to authorize the Reverse Stock Split and a proportionate reduction in the number of authorized shares of our common stock): Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares. Because adoption and approval of the proposal requires a majority of the outstanding shares, an abstention or any broker non-vote with respect to this proposal will have the same effect as a vote “Against” the proposal.

Compensation

On page 20 of the Proxy Statement, the Company indicated that the Board and management were considering possible additional reductions in executive base salary. Subsequent to the date of the filing of the Proxy Statement, the Company implemented a temporary reduction to its Executive Vice Presidents’ (comprising Messrs. Pursell, Vogel, and Copeland) base salaries by 15% and to its Senior Vice Presidents’ (including Mr. Newton) and Vice Presidents’ base salaries by 10%, in each case effective May 1, 2020.

Stockholder Proposals for the 2021 Annual Meeting of Stockholders

The section under the heading “Stockholder Proposals for the 2021 Annual Meeting of Stockholders” on Page 71 of the Proxy Statement misstated certain dates related to stockholder proposals for our 2021 Annual Meeting of Stockholders. The section under the heading “Stockholder Proposals for the 2021 Annual Meeting of Stockholders” on Page 71 of the Proxy Statement is hereby amended and restated in its entirety as follows:
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Stockholder Proposals for the 2021 Annual Meeting of Stockholders

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2021 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary no later than December 18, 2020.

In addition to the requirements of Rule 14a-8, all stockholder recommendations must comply with the notice requirements contained in our By-Laws, which requires, among other things, detailed information concerning the stockholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), the name and address of the stockholder, specific information concerning such stockholder’s interests in our securities and a commitment to serve the full term if nominated and elected. In addition, the notice must include the recommended candidate’s name, biographical data, qualifications, details regarding any material monetary agreements between the stockholder and the proposed nominee and a written questionnaire completed by the proposed nominee. In order for a nomination of persons for election to our Board or a proposal of business to be properly brought before the 2021 Annual Meeting of Stockholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of our Board or by a stockholder entitled to vote and who complies with the notice procedures set forth in our By-Laws. A stockholder making a nomination for election to our Board or a proposal of business for the 2021 Annual Meeting of Stockholders must deliver proper notice to our Corporate Secretary not earlier than the close of business on the 120th day prior to the first anniversary of the date of the 2020 Annual Meeting nor later than the close of business on the 90th day prior to the first anniversary of the 2020 Annual Meeting. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2021 Annual Meeting of Stockholders, it should be properly submitted to our Corporate Secretary no earlier than January 27, 2021, and no later than February 26, 2021. If the date of our 2021 Annual Meeting of Stockholders changes by more than 30 days before or after May 27, 2021, then stockholder nominations and proposals must be received not earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the date of the 2021 Annual Meeting of Stockholders or, if the first public announcement of the date of the 2021 Annual Meeting of Stockholders is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made by us. For additional information about stockholder nominations and proposals, see “Corporate Governance—Director Nominations and Qualifications.”

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2021 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before March 3, 2021, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of the matter after March 3, 2021, and the matter nonetheless is permitted to be presented at the 2021 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

Unless otherwise expressly provided for in this Amendment, all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Proxy Statement. Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Proxy Statement, and the Proxy Statement remains otherwise unchanged and in full force and effect.

The Company has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) and has furnished to its stockholders a proxy statement in connection with the solicitation of proxies for the Annual Meeting. The Company advises its stockholders to read the Proxy Statement relating to the Annual Meeting, as amended and supplemented by this Amendment, because it contains important information. Stockholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov.
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